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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report  (Date of earliest event reported):        MARCH 24, 2005
                                                  ------------------------------


                           COVER-ALL TECHNOLOGIES INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                   0-13124              13-2698053
           --------                   --------             ----------
 (STATE OR OTHER JURISDICTION       (COMMISSION           (IRS EMPLOYER
       OF INCORPORATION)            FILE NUMBER)         IDENTIFICATION NO.)


                18-01 POLLITT DRIVE, FAIR LAWN, NEW JERSEY 07410
    ------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


Registrant's telephone number, including area code        (201) 794-4800
                                                   -----------------------------


                                       N/A
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 23, 2005, the board of directors of Cover-All Technologies Inc. (the "Company") approved non-employee director compensation for 2005 (the "Plan"). The purpose of the Plan is to compensate members of the Company's board of directors who are not employees of the Company. The Plan was adopted in part in light of the increased responsibilities placed on the directors pursuant to the Sarbanes-Oxley Act of 2002.

The Plan applies solely to non-employee directors of the Company. Pursuant to the Plan, each non-employee director will receive: (i) an annual stipend of $6,000; (ii) $1,500 per each meeting attended, with an annual ceiling of $3,000;
(iii) $500 per each quarterly conference call attended, with an annual ceiling of $2,000; and (iv) options, distributable at the beginning of the calendar year, to purchase 25,000 of the Company's common stock. Non-employee directors serving on the Company's Audit Committee will receive an additional $500 per quarter. The Company will make all payments under the Plan quarterly and in arrears.

A Summary of 2005 Non-Employee Director Compensation is filed as Exhibit 99.1 hereto.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

      EXHIBIT   DESCRIPTION
      -------   -----------

        99.1 Summary of 2005 Non-Employee Director Compensation, dated March 23, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         COVER-ALL TECHNOLOGIES INC.


Date:  March 24, 2005                    By: /s/ Ann Massey
                                             -----------------------------------
                                             Ann Massey, Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION

99.1            Summary of 2005 Non-Employee Director Compensation, dated
                March 23, 2005


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